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                                                                    RULE 497(e)
                                                             REG. NO. 333-13087

                      SUPPLEMENT DATED JULY 1, 1999

                    TO PROSPECTUS, DATED MAY 3, 1999

                                  FOR

                       SUN LIFE CORPORATE VUL-SM-
         A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

            ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     Effective July 1, 1999, the name of the J.P. Morgan Series Trust II Equity Portfolio is changed to the J.P. Morgan Series Trust II U.S. Disciplined Equity Portfolio. All references in the Prospectus dated May 3, 1999 (the "Prospectus") for the Sun Life Corporate VUL-SM- to the "J.P. Morgan Equity Portfolio" now refer to the "J.P. Morgan U.S. Disciplined Equity Portfolio" (the "Fund").

     Additionally, "Management Fees," "Other Expenses" and "Total Annual Fund Expenses" for the Fund shown in the table on page 2 of the Prospectus under the heading "Annual Fund Expenses" should now read "0.35%," "0.52%" and "0.87%," respectively. Additionally, Footnote (4) to the table is hereby deleted in its entirety and replaced with the following:

     "(4) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85% and 1.15% of the average daily net assets of the J.P. Morgan Bond Portfolio, the J.P. Morgan U.S. Disciplined Equity Portfolio and the J.P. Morgan Small Company Portfolio, respectively. Without such reimbursement, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.43% for the J.P. Morgan
           U.S. Disciplined Equity Portfolio, and 3.43% for the J.P. Morgan Small Company Portfolio."


VUL-JPM SUPP 7/99